UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 12, 2013
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RAINMAKER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)
000-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)
900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)
(408) 626-3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01 – Regulation FD Disclosure.
On November 12, 2013, Rainmaker Systems, Inc. (the “Company”) issued a press release announcing that it will file a Form 12b-25 Notification of Late Filing with the U.S. Securities and Exchange Commission (SEC) with regard to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1
Press Release dated November 12, 2013, issued by Rainmaker Systems, Inc., announcing that it will file a Form 12b-25 Notification of Late Filing with the U.S. Securities and Exchange Commission (SEC) with regard to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

November 12, 2013	/s/ Bradford Peppard
Date	(Signature)
By: Bradford Peppard
Title: Chief Financial Officer